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                                  EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I previously issued my report, accompanying the financial statements, incorporated herein by reference, of the Registrant in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996. I hereby consent to the incorporation by reference of said report in the post effective amendment to this Registration Statement on Form S-8 being filed with the Securities and Exchange Commission by the Registrant.



                     /s/ Grant-Schwartz Associates, Certified Public Accountants
                     -----------------------------------------------------------
                     GRANT-SCHWARTZ, ASSOCIATES, CPA'S



August 4, 1997